EXHIBIT 24.1
DIGI INTERNATIONAL INC.
Power of Attorney
of Director and/or Officer
     The undersigned director and/or officer of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint Joseph T. Dunsmore and Subramanian Krishnan, and either of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Corporation authorized for issuance under said Corporation’s 2000 Omnibus Stock Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 17th day of January, 2007.

/s/ Kenneth E. Millard
Kenneth E. Millard

DIGI INTERNATIONAL INC.
Power of Attorney
of Director and/or Officer
     The undersigned director and/or officer of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint Joseph T. Dunsmore and Subramanian Krishnan, and either of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Corporation authorized for issuance under said Corporation’s 2000 Omnibus Stock Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 17th day of January, 2007.

/s/ Ahmed Nawaz
Ahmed Nawaz

DIGI INTERNATIONAL INC.
Power of Attorney
of Director and/or Officer
     The undersigned director and/or officer of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint Joseph T. Dunsmore and Subramanian Krishnan, and either of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Corporation authorized for issuance under said Corporation’s 2000 Omnibus Stock Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 17th day of January, 2007.

/s/ Joseph T. Dunsmore
Josephh T. Dunsmore

DIGI INTERNATIONAL INC.
Power of Attorney
of Director and/or Officer
     The undersigned director and/or officer of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint Joseph T. Dunsmore and Subramanian Krishnan, and either of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Corporation authorized for issuance under said Corporation’s 2000 Omnibus Stock Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 17th day of January, 2007.

/s/ Subramanian Krishnan
Subramanian Krishnan

DIGI INTERNATIONAL INC.
Power of Attorney
of Director and/or Officer
     The undersigned director and/or officer of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint Joseph T. Dunsmore and Subramanian Krishnan, and either of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Corporation authorized for issuance under said Corporation’s 2000 Omnibus Stock Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 17th day of January, 2007.

/s/ William N. Priesmeyer
William N. Priesmeyer

DIGI INTERNATIONAL INC.
Power of Attorney
of Director and/or Officer
     The undersigned director and/or officer of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint Joseph T. Dunsmore and Subramanian Krishnan, and either of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Corporation authorized for issuance under said Corporation’s 2000 Omnibus Stock Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 17th day of January, 2007.

/s/ Bradley J. Williams
Bradley J. Williams

DIGI INTERNATIONAL INC.
Power of Attorney
of Director and/or Officer
     The undersigned director and/or officer of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint Joseph T. Dunsmore and Subramanian Krishnan, and either of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Corporation authorized for issuance under said Corporation’s 2000 Omnibus Stock Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 17th day of January, 2007.

/s/ Guy C. Jackson
Guy C. Jackson